Exhibit 99.1 9.1

News Release

Abbott Reports First-Quarter 2025 Results and Reaffirms Full-Year Guidance

–First-quarter GAAP diluted EPS of $0.76; adjusted diluted EPS of $1.09
–First-quarter reported sales growth of 4.0 percent; organic sales growth of 6.9 percent or 8.3 percent when excluding COVID-19 testing-related sales1
–Reported gross margin of 52.8 percent of sales; adjusted gross margin of 57.1 percent, which reflects a 140 basis point increase
–Reported operating margin of 16.3 percent of sales; adjusted operating margin of 21.0 percent, which reflects a 130 basis point increase

ABBOTT PARK, Ill., April 16, 2025 — Abbott today announced financial results for the first quarter ended March 31, 2025.

•First-quarter sales increased 4.0 percent on a reported basis, 6.9 percent on an organic basis, or 8.3 percent when excluding COVID-19 testing-related sales.
•First-quarter GAAP diluted EPS of $0.76 and adjusted diluted EPS of $1.09, which excludes specified items and reflects double-digit growth compared to the prior year.
•Abbott reaffirms all previously provided full-year 2025 financial guidance.
•In March, Abbott obtained CE Mark for its Volt™ PFA System to treat patients battling atrial fibrillation (AFib). With the earlier-than-expected CE Mark, Abbott has begun commercial PFA cases in the EU with physicians who have already gained experience with the Volt PFA System through participation in Abbott's PFA clinical studies. The company will further expand the use of Volt in EU markets throughout the second half of the year.
•In March, Abbott announced the initiation of its U.S. pivotal trial, TECTONIC, to evaluate its investigational Coronary Intravascular Lithotripsy (IVL) System in treating severe calcification in coronary arteries prior to implanting a stent.
•In March, Abbott presented new two-year data from its TRILUMINATE™ pivotal trial that showed Abbott's TriClip™ device significantly reduced the rate of heart failure-related hospitalizations, while continuing to provide a sustained reduction of tricuspid regurgitation and significant improvements in quality of life.
•Abbott's two new manufacturing and R&D investments in Illinois and Texas, totaling $0.5 billion, are projected to go live by the end of 2025.

"Once again, Abbott's diversified business model delivered top-tier sales and EPS growth," said Robert B. Ford, chairman and chief executive officer, Abbott. "It is this diversification and execution that allows Abbott to navigate through periods of uncertainty and continually deliver sustainable growth."

FIRST-QUARTER BUSINESS OVERVIEW
Management believes that measuring sales growth rates on an organic basis, which excludes the impact of foreign exchange and the impact of discontinuing the ZonePerfect® product line in the Nutrition business, is an appropriate way for investors to best understand the core underlying performance of the business.

Note: In order to compute results excluding the impact of exchange rates, current year U.S. dollar sales are multiplied or divided, as appropriate, by the current year average foreign exchange rates and then those amounts are multiplied or divided, as appropriate, by the prior year average foreign exchange rates.

First Quarter 2025 Results (1Q25)

Sales 1Q25 ($ in millions)	Total Company	Nutrition	Diagnostics	Established Pharmaceuticals	Medical Devices
U.S.	4,168	955	871	—	2,339
International	6,190	1,191	1,183	1,260	2,556
Total reported	10,358	2,146	2,054	1,260	4,895

% Change vs. 1Q24
U.S.	8.4	8.8	(6.4)	n/a	15.0
International	1.2	0.1	(7.8)	2.7	5.7
Total reported	4.0	3.8	(7.2)	2.7	9.9
Impact of foreign exchange	(2.8)	(2.4)	(2.3)	(5.1)	(2.7)
Impact of business exit*	(0.1)	(0.6)	—	—	—
Organic	6.9	6.8	(4.9)	7.8	12.6

U.S.	8.8	10.4	(6.4)	n/a	15.0
International	5.7	4.2	(3.8)	7.8	10.5

Refer to page 13 for a reconciliation of adjusted historical revenue to reported revenue.
*Quarter to date March 31, 2025, reflects the impact of discontinuing the ZonePerfect® product line in the Nutrition business in March 2024.

Total company sales increased 4.0 percent on a reported basis, 6.9 percent on an organic basis, or 8.3 percent when excluding COVID-19 testing-related sales1.

Nutrition

First Quarter 2025 Results (1Q25)

Sales 1Q25 ($ in millions)	Total	Pediatric	Adult
U.S.	955	588	367
International	1,191	453	738
Total reported	2,146	1,041	1,105

% Change vs. 1Q24
U.S.	8.8	14.2	1.1
International	0.1	(8.4)	6.1
Total reported	3.8	3.2	4.4
Impact of foreign exchange	(2.4)	(1.7)	(2.9)
Impact of business exit*	(0.6)	—	(1.4)
Organic	6.8	4.9	8.7

U.S.	10.4	14.2	4.8
International	4.2	(4.8)	10.6
*Reflects the impact of discontinuing the ZonePerfect® product line. This action was initiated in March 2024.

Worldwide Nutrition sales increased 3.8 percent on a reported basis and 6.8 percent on an organic basis in the first quarter.
In Pediatric Nutrition, global sales increased 3.2 percent on a reported basis and 4.9 percent on an organic basis. Sales growth in the U.S. was driven by growth across Abbott's comprehensive portfolio of products designed to meet the unique nutrition needs of infants and children.
In Adult Nutrition, global sales increased 4.4 percent on a reported basis and 8.7 percent on an organic basis, which was led by strong growth of Ensure®, Abbott's market-leading complete and balanced nutrition brand, and Glucerna®, Abbott's market-leading brand of products designed to meet the nutritional requirements for people with diabetes.

Diagnostics

First Quarter 2025 Results (1Q25)

Sales 1Q25 ($ in millions)	Total	Core Laboratory	Molecular	Point of Care	Rapid Diagnostics
U.S.	871	332	40	100	399
International	1,183	845	82	42	214
Total reported	2,054	1,177	122	142	613

% Change vs. 1Q24
U.S.	(6.4)	7.1	(4.4)	1.5	(16.9)
International	(7.8)	(5.6)	(6.7)	4.4	(17.9)
Total reported	(7.2)	(2.3)	(5.9)	2.4	(17.3)
Impact of foreign exchange	(2.3)	(3.2)	(2.4)	(0.8)	(1.2)
Organic	(4.9)	0.9	(3.5)	3.2	(16.1)

U.S.	(6.4)	7.1	(4.4)	1.5	(16.9)
International	(3.8)	(1.3)	(3.1)	7.3	(14.6)

Global Diagnostics sales decreased 7.2 percent on a reported basis, decreased 4.9 percent on an organic basis, or increased 0.5 percent when excluding COVID-19 testing-related sales1.

Diagnostics sales growth was impacted by the year-over-year decline in COVID-19 testing-related sales and volume-based procurement programs in China.

COVID-19 testing-related sales were $84 million in the quarter, compared to $204 million in the first quarter of the prior year.

Global Core Laboratory Diagnostics sales decreased 2.3 percent on a reported basis and increased 0.9 percent on an organic basis. Growth in the quarter was impacted by volume-based procurement programs in China.

Established Pharmaceuticals

First Quarter 2025 Results (1Q25)

Sales 1Q25 ($ in millions)	Total	Key Emerging Markets	Other
U.S.	—	—	—
International	1,260	965	295
Total reported	1,260	965	295

% Change vs. 1Q24
U.S.	n/a	n/a	n/a
International	2.7	4.0	(1.2)
Total reported	2.7	4.0	(1.2)
Impact of foreign exchange	(5.1)	(5.3)	(4.3)
Organic	7.8	9.3	3.1

U.S.	n/a	n/a	n/a
International	7.8	9.3	3.1

Established Pharmaceuticals sales increased 2.7 percent on a reported basis and 7.8 percent on an organic basis in the first quarter.

Key Emerging Markets include several emerging countries that represent the most attractive long-term growth opportunities for Abbott's branded generics product portfolio. Sales in these geographies increased 4.0 percent on a reported basis and 9.3 percent on an organic basis, led by double-digit growth in several countries across Asia, Latin America and the Middle East.

Medical Devices

First Quarter 2025 Results (1Q25)

Sales 1Q25 ($ in millions)	Total	Rhythm Management	Electro- physiology	Heart Failure	Vascular	Structural Heart	Neuro-modulation	Diabetes Care
U.S.	2,339	304	299	262	268	282	176	748
International	2,556	281	330	77	442	295	52	1,079
Total reported	4,895	585	629	339	710	577	228	1,827

% Change vs. 1Q24
U.S.	15.0	12.3	11.1	10.6	5.5	20.9	(2.8)	27.1
International	5.7	(3.7)	4.0	14.3	1.6	4.6	16.3	10.1
Total reported	9.9	4.0	7.3	11.4	3.0	11.9	1.0	16.5
Impact of foreign exchange	(2.7)	(2.1)	(2.6)	(1.0)	(2.7)	(2.8)	(1.2)	(3.3)
Organic	12.6	6.1	9.9	12.4	5.7	14.7	2.2	19.8

U.S.	15.0	12.3	11.1	10.6	5.5	20.9	(2.8)	27.1
International	10.5	0.3	8.8	19.1	5.8	9.6	22.7	15.4

Worldwide Medical Devices sales increased 9.9 percent on a reported basis and 12.6 percent on an organic basis in the first quarter.

Sales growth in the quarter was led by Diabetes Care, Structural Heart, Heart Failure and Electrophysiology.

Several products contributed to the strong performance, including FreeStyle Libre®, Navitor®, TriClip®, Amplatzer® Amulet®, and AVEIR®.

In Diabetes Care, sales of continuous glucose monitors were $1.7 billion and grew 18.3 percent on a reported basis and 21.6 percent on an organic basis.

ABBOTT'S FINANCIAL GUIDANCE
Abbott projects full-year 2025 organic sales growth to be in the range of 7.5% to 8.5%.

Abbott projects full-year 2025 adjusted operating margin to be 23.5% to 24.0% of sales.

Abbott projects full-year 2025 adjusted diluted earnings per share of $5.05 to $5.25 and second-quarter 2025 adjusted diluted earnings per share of $1.23 to $1.27.

Abbott has not provided the related GAAP financial measures on a forward-looking basis for these forward-looking non-GAAP financial measures because the company is unable to predict with reasonable certainty and without unreasonable effort the timing and impact of certain items such as restructuring and cost reduction initiatives, charges for intangible asset impairments, acquisition-related expenses, and foreign exchange, which could significantly impact Abbott's results in accordance with GAAP.
ABBOTT DECLARES 405th CONSECUTIVE QUARTERLY DIVIDEND
On Feb. 21, 2025, the board of directors of Abbott declared the company's quarterly dividend of $0.59 per share. Abbott's cash dividend is payable May 15, 2025, to shareholders of record at the close of business on April 15, 2025.

Abbott has increased its dividend payout for 53 consecutive years and is a member of the S&P 500 Dividend Aristocrats Index, which tracks companies that have annually increased their dividend for at least 25 consecutive years.

About Abbott:
Abbott is a global healthcare leader that helps people live more fully at all stages of life. Our portfolio of life-changing technologies spans the spectrum of healthcare, with leading businesses and products in diagnostics, medical devices, nutritionals and branded generic medicines. Our 114,000 colleagues serve people in more than 160 countries.

Connect with us at www.abbott.com and on LinkedIn, Facebook, Instagram, X and YouTube.

Abbott will live-webcast its first-quarter earnings conference call through its Investor Relations website at www.abbottinvestor.com at 8 a.m. Central time today. An archived edition of the webcast will be available later in the day.

— Private Securities Litigation Reform Act of 1995 —
A Caution Concerning Forward-Looking Statements

Some statements in this news release may be forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. Abbott cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Economic, competitive, governmental, technological and other factors that may affect Abbott's operations are discussed in Item 1A, "Risk Factors" in our Annual Report on Form 10-K for the year ended Dec. 31, 2024, and are incorporated herein by reference. Abbott undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

Abbott Financial: Michael Comilla, 224-668-1872 Tamika McLoughlin, 224-399-5082 Randy Blakley, 224-361-7966	Abbott Media: Karen Twigg May, 224-668-2681 Kate Dyer, 224-668-9965

1.In the first quarter of 2025, total worldwide sales were $10.358 billion, total Diagnostics sales were $2.054 billion and COVID-19 testing-related sales were $84 million. In the first quarter of 2024, total worldwide sales were $9.964 billion, total Diagnostics sales were $2.214 billion and COVID-19 testing-related sales were $204 million. In the first quarter of 2025, the impact of COVID-19 testing-related sales on Abbott and total Diagnostics was a decrease of 1.4 percent and 5.4 percent, respectively. Organic sales, excluding COVID-19 testing-related sales, increased 8.3 percent for Abbott and 0.5 percent for total Diagnostics.

Abbott Laboratories and Subsidiaries
Condensed Consolidated Statement of Earnings
First Quarter Ended March 31, 2025 and 2024
(in millions, except per share data)
(unaudited)

	1Q25	1Q24	% Change
Net Sales	$10,358	$9,964	4.0

Cost of products sold, excluding amortization expense	4,468	4,463	0.1
Amortization of intangible assets	420	472	(11.0)
Research and development	716	684	4.6
Selling, general, and administrative	3,061	2,959	3.5
Total Operating Cost and Expenses	8,665	8,578	1.0

Operating Earnings	1,693	1,386	22.1

Interest expense, net	49	61	(18.6)
Net foreign exchange (gain) loss	(7)	—	n/m
Other (income) expense, net	(127)	(111)	14.9
Earnings before taxes	1,778	1,436	23.8
Taxes on earnings	453	211	n/m	1)

Net Earnings	$1,325	$1,225	8.2

Net Earnings excluding Specified Items, as described below	$1,919	$1,729	10.9	2)

Diluted Earnings per Common Share	$0.76	$0.70	8.6

Diluted Earnings per Common Share, excluding Specified Items, as described below	$1.09	$0.98	11.2	2)

Average Number of Common Shares Outstanding Plus Dilutive Common Stock Options	1,747	1,750

NOTES:
See tables on page 11 for an explanation of certain non-GAAP financial information.
n/m = Percent change is not meaningful.
See footnotes on the following page.

1)2025 Taxes on Earnings includes approximately $200 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

2024 Taxes on Earnings includes the recognition of approximately $10 million of net tax expense as a result of the resolution of various tax positions related to prior years.

2)2025 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $594 million, or $0.33 per share, for intangible amortization, charges related to investment impairments, charges related to restructuring and cost reduction initiatives, expenses associated with acquisitions, and other net expenses.

2024 Net Earnings and Diluted Earnings per Common Share, excluding Specified Items, excludes net after-tax charges of $504 million, or $0.28 per share, for intangible amortization, charges related to restructuring and cost reduction initiatives, expenses associated with acquisitions and other net expenses.

Abbott Laboratories and Subsidiaries
Non-GAAP Reconciliation of Financial Information
First Quarter Ended March 31, 2025 and 2024
(in millions, except per share data)
(unaudited)

	1Q25
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$420	$(420)	$—
Gross Margin	5,470	448	5,918
R&D	716	(27)	689
SG&A	3,061	(10)	3,051
Other (income) expense, net	(127)	(35)	(162)
Earnings before taxes	1,778	520	2,298
Taxes on Earnings	453	(74)	379
Net Earnings	1,325	594	1,919
Diluted Earnings per Share	$0.76	$0.33	$1.09

Specified items reflect intangible amortization expense of $420 million and other net expenses of $100 million associated with restructuring actions, costs associated with acquisitions, investment impairment charges and other net expenses. See page 14 for additional details regarding specified items.

	1Q24
	As Reported (GAAP)	Specified Items	As Adjusted

Intangible Amortization	$472	$(472)	$—
Gross Margin	5,029	518	5,547
R&D	684	(21)	663
SG&A	2,959	(34)	2,925
Other (income) expense, net	(111)	(26)	(137)
Earnings before taxes	1,436	599	2,035
Taxes on Earnings	211	95	306
Net Earnings	1,225	504	1,729
Diluted Earnings per Share	$0.70	$0.28	$0.98

Specified items reflect intangible amortization expense of $472 million and other net expenses of $127 million associated with restructuring actions, costs associated with acquisitions, investment impairment charges and other net expenses. See page 15 for additional details regarding specified items.

A reconciliation of the first-quarter tax rates for 2025 and 2024 is shown below:

	1Q25
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$1,778	$453	25.5%	1)
Specified items	520	(74)
Excluding specified items	$2,298	$379	16.5%

	1Q24
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$1,436	$211	14.7%	2)
Specified items	599	95
Excluding specified items	$2,035	$306	15.0%
1)2025 Taxes on Earnings includes approximately $200 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

2)2024 Taxes on Earnings includes the recognition of approximately $10 million of net tax expense as a result of the resolution of various tax positions related to prior years.

Abbott Laboratories and Subsidiaries
Non-GAAP Revenue Reconciliation
First Quarter Ended March 31, 2025 and 2024
($ in millions)
(unaudited)

	1Q25	1Q24			% Change vs. 1Q24
						Non-GAAP
	Abbott Reported	Abbott Reported	Impact from business exit (a)	Adjusted Revenue	Reported	Adjusted	Organic
Total Company	10,358	9,964	(13)	9,951	4.0	4.1	6.9
U.S.	4,168	3,846	(13)	3,833	8.4	8.8	8.8
Intl	6,190	6,118	—	6,118	1.2	1.2	5.7

Total Nutrition	2,146	2,068	(13)	2,055	3.8	4.4	6.8
U.S.	955	878	(13)	865	8.8	10.4	10.4
Intl	1,191	1,190	—	1,190	0.1	0.1	4.2

Adult Nutrition	1,105	1,059	(13)	1,046	4.4	5.8	8.7
U.S.	367	364	(13)	351	1.1	4.8	4.8
Intl	738	695	—	695	6.1	6.1	10.6

(a) Reflects the impact of discontinuing the ZonePerfect® product line in the Nutrition business. This action was initiated in March 2024.

Abbott Laboratories and Subsidiaries
Details of Specified Items
First Quarter Ended March 31, 2025
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$—	$26	$420	$2	$448
R&D	(1)	(16)	—	(10)	(27)
SG&A	(3)	(7)	—	—	(10)
Other (income) expense, net	(24)	—	—	(11)	(35)
Earnings before taxes	$28	$49	$420	$23	520
Taxes on Earnings (d)					(74)
Net Earnings					$594
Diluted Earnings per Share					$0.33
The table above provides additional details regarding the specified items described on page 11.

a)Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating acquired businesses as well as a fair value adjustment to contingent consideration related to a business acquisition.
b)Restructuring and cost reduction initiative expenses include severance, outplacement and other direct costs associated with specific restructuring plans and cost reduction initiatives.
c)Other includes incremental costs to comply with the European Union's Medical Device Regulations (MDR) and In Vitro Diagnostics Medical Device Regulations (IVDR) requirements for previously approved products and investment impairment charges.

d)Reflects the net tax benefit associated with the specified items. 2025 Taxes on Earnings includes approximately $200 million in adjustments related to prior recognition of a significant non-cash deferred tax benefit.

Abbott Laboratories and Subsidiaries
Details of Specified Items
First Quarter Ended March 31, 2024
(in millions, except per share data)
(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$1	$42	$472	$3	$518
R&D	(3)	(2)	—	(16)	(21)
SG&A	(14)	(9)	—	(11)	(34)
Other (income) expense, net	12	—	—	(38)	(26)
Earnings before taxes	$6	$53	$472	$68	599
Taxes on Earnings (d)					95
Net Earnings					$504
Diluted Earnings per Share					$0.28

The table above provides additional details regarding the specified items described on page 11.
a)Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating acquired businesses, as well as other costs related to business acquisitions.
b)Restructuring and cost reduction initiative expenses include severance, outplacement and other direct costs associated with specific restructuring plans and cost reduction initiatives.
c)Other includes various investment impairment charges and incremental costs to comply with the European Union's Medical Device Regulations (MDR) and In Vitro Diagnostics Medical Device Regulations (IVDR) requirements for previously approved products.
d)Reflects the net tax benefit associated with the specified items.